UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2021

The Vita Coco Company, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40950	11-3713156
(State or Other Jurisdiction of Incorporation)	(Commission File Number) 250 Park Avenue South Seventh Floor New York, NY 10003 (Address of Principal Executive Offices)	(IRS Employer Identification No.)

(212) 206-0763		10003
(Registrant’s telephone number, including area code)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	COCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2021, The Vita Coco Company, Inc. (the “Company”) closed its initial public offering (“IPO”) of 11,500,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at an offering price of $15.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-259825), as amended (the “Registration Statement”). In connection therewith and with the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•

a Registration Rights Agreement, dated October 20, 2021, by and among the Company and each other person identified on the schedule of investors attached thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

an Investor Rights Agreement, dated October 20, 2021, by and among the Company and each other person identified on the schedule of investors attached thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2021, the Company filed its Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.3 and 3.4, respectively, to the Registration Statement and as described therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*	Second Amended and Restated Certificate of Incorporation of The Vita Coco Company, Inc.

3.2*	Amended and Restated Bylaws of The Vita Coco Company, Inc.

10.1*	Registration Rights Agreement, dated October 20, 2021, by and among The Vita Coco Company, Inc. and each other person identified on the schedule of investors attached thereto.

10.2*	Investor Rights Agreement, dated October 20, 2021, by and among The Vita Coco Company, Inc. and each other person identified on the schedule of investors attached thereto

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

By:	/s/ Kevin Benmoussa
Name:	Kevin Benmoussa
Title:	Chief Financial Officer

Date: October 25, 2021